Exhibit 21.1

Subsidiary name	Jurisdiction of incorporation
AerCap Holdings C.V.	The Netherlands
AMS AerCap B.V.	The Netherlands
AerCap B.V	The Netherlands
Brazilian Aircraft Finance VII B.V.	The Netherlands
Brazilian Aircraft Finance VIII B.V.	The Netherlands
Brazilian Aircraft Finance X B.V.	The Netherlands
Brazilian Aircraft Finance XI B.V.	The Netherlands
Brazilian Aircraft Finance XII B.V.	The Netherlands
Brazilian Aircraft Finance XIII B.V.	The Netherlands
Brazilian Aircraft Finance XIV B.V.	The Netherlands
Brazilian Aircraft Finance XV B.V.	The Netherlands
Brazilian Aircraft Finance XVI B.V.	The Netherlands
Brazilian Aircraft Finance XVII B.V.	The Netherlands
Brazilian Aircraft Finance XVIII B.V.	The Netherlands
AerCap Aircraft Finance V B.V.	The Netherlands
AerCap Aircraft Finance VII B.V.	The Netherlands
AerCap Aircraft Finance VIII B.V.	The Netherlands
AerCap Aircraft Finance X B.V.	The Netherlands
AerCap Aircraft Finance XI B.V.	The Netherlands
AerCap Aircraft Finance XII B.V.	The Netherlands
AerCap Aircraft Finance XIII B.V.	The Netherlands
AerCap Aircraft Finance XVII B.V.	The Netherlands
AerCap Aircraft Finance XVIII B.V.	The Netherlands
AerCap Financial Services B.V.	The Netherlands
AerCap Leasing I B.V.	The Netherlands
AerCap Leasing II B.V.	The Netherlands
AerCap Leasing IV B.V.	The Netherlands
AerCap Leasing V B.V.	The Netherlands
AerCap Leasing VIII B.V.	The Netherlands
AerCap Leasing XIII B.V.	The Netherlands
AerCap Leasing XIV B.V.	The Netherlands
AerCap Leasing XIX B.V.	The Netherlands
AerCap Leasing XVI B.V.	The Netherlands
AerCap Leasing XVII B.V.	The Netherlands
AerCap Leasing XVIII B.V.	The Netherlands
AerCap Leasing XXII B.V.	The Netherlands
AerCap Leasing XXIV B.V.	The Netherlands
AerCap Leasing XXIX B.V.	The Netherlands
AerCap Leasing XXX B.V.	The Netherlands
AeroTurbine B.V.	The Netherlands
Budapest Aircraft Finance I B.V.	The Netherlands
Jakarta Aircraft Finance I B.V.	The Netherlands
Jakarta Aircraft Finance II B.V.	The Netherlands
Jakarta Aircraft Finance III B.V.	The Netherlands
Mexican Aircraft Finance I B.V.	The Netherlands
Mexican Aircraft Finance II B.V.	The Netherlands
Paris Aircraft Finance IV B.V.	The Netherlands
Stockholm Aircraft Finance III B.V.	The Netherlands
Stockholm Aircraft Finance IV B.V.	The Netherlands
AerCap Dutch Aircraft Leasing B.V.	The Netherlands
AerCap Dutch Aircraft Leasing I B.V.	The Netherlands
AerCap Celtavia 1 Limited	Republic of Ireland
AerCap Celtavia 2 Limited	Republic of Ireland
AerCap Celtavia 3 Limited	Republic of Ireland

AerCap Celtavia 4 Limited	Republic of Ireland
AerCap Celtavia 5 Limited	Republic of Ireland
Pirlo Aircraft Leasing Limited	Republic of Ireland
Berlin Aircraft Leasing Limited	Republic of Ireland
Marco Aircraft Leasing Limited	Republic of Ireland
Lyon Location SARL	France
Lyon Aircraft Leasing I SARL	France
Dijon Location SARL	France
Valence Location SARL	France
Lille Location SARL	France
Toulouse Location SARL	France
Metz Location SARL	France
Juan B Martinez Leasing 1 Limited	Bermuda
Juan B Martinez Leasing 2 Limited	Bermuda
AerCap Aircraft Leasing 8 Ltimited	Cayman Islands
Bella Aircraft Leasing 1 Limited	Republic of Ireland
AerVenture Limited	republic of Ireland
GPA-ATR Limited	Republic of Ireland
Air Maple Limited	Republic of Ireland
Air Tara Limited	Republic of Ireland
Ancla Ireland Limited	Republic of Ireland
AerCap Administrative Services Limited	Republic of Ireland
AerCap Associate Holdings Limited	Republic of Ireland
AerCap Cash Manager II Limited	Republic of Ireland
AerCap Cash Manager Limited	Republic of Ireland
AerCap Financial Services (Ireland) Limited	Republic of Ireland
AerCap Fokker 100 Finance Limited	Republic of Ireland
AerCap Fokker Limited	Republic of Ireland
AerCap Jetprop Limited	Republic of Ireland
Orchid Aircraft Leasing Limited	Republic of Ireland
Deasnic Aircraft Leasing Limited	Republic of Ireland
Irish Aerospace Leasing Limited	Republic of Ireland
Irish Aerospace Limited	Republic of Ireland
Skyscape Limited	Republic of Ireland
Tyrolean Limited	Republic of Ireland
Lishui Aircraft Leasing Limited	Republic of Ireland
Jasper Aircraft Leasing Limited	Republic of Ireland
Jasmine Aircraft Leasing Limited	Republic of Ireland
Jade Aircraft Leasing Limited	Republic of Ireland
Bella Aircraft Leasing 3 limited	Republic of Ireland
AerFunding Leasing 1459 Limited	Republic of Ireland
AerCap Celtavia 6 Limited	Republic of Ireland
AerCap CNW Finance Limited	Republic of Ireland
AerCap 1041 Limited	Republic of Ireland
Sunflower Aircraft Leasing Limited	Republic of Ireland
AerDragon Aviation Partners Limited	Republic of Ireland
AerCap Associate Holdings Limited	Republic of Ireland
AerFi Group Limited	Republic of Ireland
GPA Group Limited	Republic of Ireland
AerCap Asia Limited	Malaysia
AerCap Jet Limited	Jersey
AerFi Sverige AB	Sweden
AerFi Sverige Aircraft AB	Sweden
AerCap Holdings (Bermuda) Limited	Bermuda
AerCap Funding No. 3 (Bermuda) Limited	Bermuda
LC (Bermuda) No. 2 Limited	Bermuda

LC Bermuda No. 2 LLP	Bermuda
AerCap Bermuda No. 3 Limited	Isle of Man
AerCap Holding (IOM) Limited	Isle of Man
AerCap IOM Limited	Isle of Man
Crescent Aviation Limited	Isle of Man
Stallion Aviation Limited	Isle of Man
Acorn Aviation Limited	United Kingdom
AerCap International Limited	United Kingdom
Elasis Leasing Limited	United Kingdom
Elasis Leasing III Limited	United States of America
AerCap, Inc	United States of America
AerCap USA, Inc.	United States of America
AerCap Technologies USA, Inc.	United States of America
AerCap Leasing USA I, Inc.	United States of America
AerCap Leasing USA II, Inc.	United States of America
AerCap Leasing USA Sub I, Inc.	United States of America
AerCap Corporation	Cayman Islands
Elasis (Cayman Islands) Limited	Cayman Islands
Airtransport Leasing Inc	Cayman Islands
Air Tara Hong Kong Limited	Cayman Islands
Air Tara Caymans II Limited	Cayman Islands
Air Tara Caymans I Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-A Limited	Cayman Islands
AerCap G Caymans Limited	Cayman Islands
AerCap Corvo Limited	Cayman Islands
AerCap A Bordeaux Limited	Cayman Islands
AerCap 320 Limited	Cayman Islands
AerCap 320 C Limited	Cayman Islands
AerCap 320 B Limited	Cayman Islands
AerCap 320 A Limited	Norway
Asset Management A/S